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                                                                    EXHIBIT 10.4

                           SMITHWAY MOTOR XPRESS CORP.
                             2005 OMNIBUS STOCK PLAN

                      NON-STATUTORY STOCK OPTION AGREEMENT
                      ------------------------------------
                                   (DIRECTOR)

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Name of Optionee:
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No. of Shares Covered: 3,000                    Date of Grant:
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Exercise Price Per Share:                       Expiration Date:
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Exercise Schedule (Cumulative): This Option shall vest as to all of the Shares subject to this Option on the date of the next Annual Meeting of Stockholders following the Date of Grant, immediately prior to such meeting.
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      This is a Non-Statutory Stock Option Agreement (the "Agreement") between
Smithway Motor Xpress Corp., a Nevada corporation (the "Company"), and the optionee identified above (the "Optionee") effective as of the date of grant specified above.

                                    RECITALS

      WHEREAS, the Company maintains the Smithway Motor Xpress Corp. 2005 Omnibus Stock Plan (the "Plan"); and

      WHEREAS, pursuant to the Plan, the Board of Directors of the Company (the "Board") or a committee of two or more directors of the Company (the "Committee") appointed by the Board administers the Plan and has the authority to determine the awards to be granted under the Plan (if the Board has not appointed a committee to administer the Plan, then the Board shall constitute the Committee); and

      WHEREAS, the Committee has determined that the Optionee is eligible to receive an award under the Plan in the form of a non-statutory stock option (the "Option");

      NOW, THEREFORE, the Company hereby grants this Option to the Optionee under the terms and conditions as follows.

                             TERMS AND CONDITIONS*

1. GRANT. The Optionee is granted this Option to purchase the number of Shares specified at the beginning of this Agreement.

2. EXERCISE PRICE. The price to the Optionee of each Share subject to this Option shall be the exercise price specified at the beginning of this Agreement.

3. NON-STATUTORY STOCK OPTION. This Option is not intended to be an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

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*     Unless the context indicates otherwise, terms that are not defined in this
Agreement shall have the meaning set forth in the Plan as it currently exists or as it is amended in the future.

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4.    EXERCISE SCHEDULE. This Option shall vest and become exercisable as to all of the Shares one year from the Date of Grant specified at the beginning of this Agreement; provided that that Optionee is serving as a director of the Company on such date. The exercise schedule shall be cumulative; thus, to this extent this Option has not already been exercised and has not expired, terminated or been cancelled, the Optionee or the person otherwise entitled to exercise this Option as provided herein may at any time, and from time to time, purchase all or any portion of the Shares then purchasable under the exercise schedule.

      This Option may also be exercised in full (notwithstanding the exercise schedule) under the circumstances described in Section 8 of this Agreement if it has not expired prior thereto.

5. EXPIRATION. This Option shall expire at 5:00 p.m. Central Time on the earliest of:

      (a) The expiration date specified at the beginning of this Agreement (which date shall not be later than ten years after the date of grant);

      (b) The expiration of the period after the death of the Optionee within which the Option can be exercised (as specified in Section 7 of this Agreement); or

      (c) The date (if any) fixed for cancellation pursuant to Section 17 of the Plan.

      In no event may anyone exercise this Option, in whole or in part, after it has expired, notwithstanding any other provision of this Agreement.

6.    PROCEDURE TO EXERCISE OPTION.

      Notice of Exercise. This Option may be exercised by delivering written notice of exercise to the Company at the principal executive office of the Company, to the attention of the Company's Treasurer, in the form attached to this Agreement. The notice shall state the number of Shares to be purchased, and shall be signed by the person exercising this Option. If the person exercising this Option is not the Optionee, he/she also must submit appropriate proof of his/her right to exercise this Option.

      Tender of Payment. Upon giving notice of any exercise hereunder, the Optionee shall provide for payment of the purchase price of the Shares being purchased through one or a combination of the following methods:

      (a)   Cash (including check, bank draft or money order);

      (b) To the extent permitted by law, through a broker-assisted cashless exercise in which the Optionee simultaneously exercises the Option and sells all or a portion of the Shares thereby acquired pursuant to a brokerage or similar relationship and uses the proceeds from such sale to pay the purchase price of such Shares;

      (c) By delivery to the Company of unencumbered Shares having an aggregate Fair Market Value on the date of exercise equal to the purchase price of such Shares; or

      (d) By authorizing the Company to retain, from the total number of Shares as to which the Option is exercised, that number of Shares having a Fair Market Value on the date of exercise equal to the purchase price for the total number of Shares as to which the Option is exercised.

      Notwithstanding the foregoing, the Optionee shall not be permitted to pay any portion of the purchase price with Shares, or by authorizing the Company to retain Shares upon exercise of the Option, if the Committee, in its sole discretion, determines that payment in such manner is undesirable.

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      Delivery of Certificates. As soon as practicable after the Company receives the notice and purchase price provided for above, it shall deliver to the person exercising this Option, in the name of such person, a certificate or certificates representing the Shares being purchased. The Company shall pay any original issue or transfer taxes with respect to the issue or transfer of the Shares and all fees and expenses incurred by it in connection therewith. All Shares so issued shall be fully paid and nonassessable. Notwithstanding anything to the contrary in this Agreement, no certificate for Shares distributable under the Plan shall be issued and delivered unless the issuance of such certificate complies with all applicable legal requirements including, without limitation, compliance with the provisions of applicable state securities laws, the Securities Act of 1933, as amended (the "Securities Act") and the Exchange Act.

7. DEATH. This Option may be exercised only while the Optionee remains alive; provided that this Option may be exercised within one year after the Optionee's death, but only to the extent it was exercisable immediately prior to the Optionee's death. Notwithstanding the preceding sentence, the Option may not be exercised after it has expired.

8.    ACCELERATION OF VESTING.

      In the event of a Fundamental Change the Committee shall:

      (a) if the Fundamental Change is a merger or consolidation or statutory share exchange, make appropriate provision for the protection of this Option by the substitution for this Option of options or voting common stock of the corporation surviving any merger or consolidation or, if appropriate, the parent corporation of the Company or such surviving corporation; or

      (b) at least ten days before the occurrence of the Fundamental Change, declare, and provide written notice to the Optionee of the declaration, that this Option, whether or not then exercisable, shall be canceled at the time of, or immediately before the occurrence of, the Fundamental Change (unless it shall have been exercised prior to the occurrence of the Fundamental Change). In connection with any such declaration, the Committee may, but shall not be obligated to, cause payment to be made to the Optionee of cash equal to, for each Share covered by the canceled Option, the amount, if any, by which the Fair Market Value per share exceeds the exercise price per Share covered by this Option. At the time of any such declaration, this Option shall immediately become exercisable in full and the Optionee shall have the right, during the period preceding the time of cancellation of this Option, to exercise this Option as to all or any part of the Shares covered by this Option. In the event of a declaration pursuant to this subsection, to the extent this Option has not been exercised prior to the Fundamental Change, the unexercised part of this Option shall be canceled at the time of, or immediately before, the Fundamental Change, as provided in the declaration. Notwithstanding the foregoing, the holder of this Option shall not be entitled to the payment provided for in this subsection if this Option shall have expired pursuant to
            Section 5 above or been cancelled. For purposes of this subsection only, "Fair Market Value" per share has the meaning set forth in
            Section 17 of the Plan.

      Discretionary Acceleration. Notwithstanding any other provisions of this Agreement to the contrary, the Committee may, in its sole discretion, declare at any time that the Option shall be immediately exercisable.

9. LIMITATION ON TRANSFER. During the lifetime of the Optionee, only the Optionee or his/her guardian or legal representative may exercise the Option. The Option may not be assigned or transferred by the Optionee otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. The Option held by any such transferee

                                      -3-
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      shall continue to be subject to the same terms and conditions that were applicable to the Option immediately prior to its transfer and may be exercised by such transferee as and to the extent that the Option has become exercisable and has not terminated in accordance with the provisions of the Plan and this Agreement.

10. NO SHAREHOLDER RIGHTS BEFORE EXERCISE. No person shall have any of the rights of a shareholder of the Company with respect to any Share subject to the Option until the Share actually is issued to him/her upon exercise of the Option.

11.   LOCK-UP PERIOD.

      (a) The Optionee agrees that the Optionee will not offer, pledge, sell, contract to sell, sell any option, sell any contract to purchase, purchase any option, purchase any contract to sell, grant any option, right, or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Shares (or any other Company securities) or enter into any swap, hedging, or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Shares (or any other Company securities) held by the Optionee (other than those included in the registration) for a period specified by the representative of the underwriters of Stock (or any other Company securities) not to exceed 90 days (180 days in the case of an initial public offering) after the effective date of any Company registration statement filed under the Securities Act.

      (b) The Optionee agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter to the extent that such agreements are consistent with the foregoing or that are necessary to give further effect to the provisions set forth in Section 11(a). In addition, if requested by the Company or the representative of the underwriters of Stock (or any other Company securities), the Optionee will provide, within 10 days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company's securities pursuant to a registration statement filed under the Securities Act.

      (c) The obligations described in this Section 11 will not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of Stock (or any other Company securities) subject to the foregoing restriction until the end of such 90-day or 180-day period, as applicable.

12. DISCRETIONARY ADJUSTMENT. In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, or extraordinary dividend or divestiture (including a spin-off), or any other change in the corporate structure or Shares of the Company, the Committee (or if the Company does not survive any such transaction, a comparable committee of the Board of Directors of the surviving corporation) may, without the consent of the Optionee, make such adjustment as it determines in its discretion to be appropriate as to the number and kind of securities subject to and reserved under the Plan and, in order to prevent dilution or enlargement of rights of the Optionee, the number and kind of securities issuable upon exercise of the Option and the exercise price hereof.

13. TAX WITHHOLDING. Delivery of Shares upon exercise of the Option shall be subject to any required withholding taxes. As a condition precedent to receiving Shares upon exercise of the Option, the Optionee may be required to pay to the Company, in accordance with the provisions of Section 14 of the Plan, an amount equal to the amount of any required withholdings. In lieu of

                                      -4-
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      all or any part of such a cash payment, a person exercising the Option may cover all or any part of the required withholdings, and any additional withholdings up to the amount needed to cover the individual's full FICA and federal, state and local income tax liability with respect to income arising from the exercise of the Option, through the delivery to the Company of unencumbered Shares, through a reduction in the number of Shares delivered to the person exercising the Option or through a subsequent return to the Company of Shares delivered to the person exercising the Option (in each case, such Shares having an aggregate Fair Market Value on the date of exercise equal to the amount of the withholding taxes being paid through such delivery, reduction or subsequent return of Shares). Notwithstanding the foregoing, no person shall be permitted to pay any such withholdings with Shares, or through a reduction in the number of Shares to be delivered upon exercise of the Option, if the Committee, in its sole discretion, determines that payment in such manner is undesirable.

14. INTERPRETATION OF THIS AGREEMENT. All decisions and interpretations made by the Committee with regard to any question arising hereunder or under the Plan shall be binding and conclusive upon the Company and the Optionee. If there is any inconsistency between the provisions of this Agreement and the Plan, the provisions of the Plan shall govern.

15. DISCONTINUANCE OF EMPLOYMENT. This Agreement shall not give the Optionee a right to continued employment with the Company or any parent or subsidiary of the Company, and the Company or any such parent or subsidiary employing the Optionee may terminate his/her employment at any time and otherwise deal with the Optionee without regard to the effect it may have upon him/her under this Agreement.

16. OPTION SUBJECT TO PLAN, ARTICLES OF INCORPORATION AND BY-LAWS. The Optionee acknowledges that the Option and the exercise thereof is subject to the Plan, the Articles of Incorporation, as amended from time to time, and the By-Laws, as amended from time to time, of the Company, and any applicable federal or state laws, rules or regulations.

17. OBLIGATION TO RESERVE SUFFICIENT SHARES. The Company shall at all times during the term of the Option reserve and keep available a sufficient number of Shares to satisfy this Agreement.

18. BINDING EFFECT. This Agreement shall be binding in all respects on the heirs, representatives, successors and assigns of the Optionee.

19. CHOICE OF LAW. This Agreement is entered into under the laws of the State of Iowa and shall be construed and interpreted thereunder (without regard to its conflict of law principles).

      IN WITNESS WHEREOF, the Optionee and the Company have executed this Agreement as of the Date of Grant specified above.

                                         OPTIONEE

                                         _______________________________________

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                                         SMITHWAY MOTOR XPRESS CORP.

                                         By_____________________________________
                                           Its__________________________________

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                            __________________, 20__

Smithway Motor Xpress Corp.
2031 Quail Avenue
Fort Dodge, Iowa 50501

Ladies and Gentlemen:

      I hereby exercise the following option (the "Option") granted to me under the Smithway Motor Xpress Corp. 2005 Omnibus Stock Plan (the "Plan") with respect to the number of shares of Common Stock of Smithway Motor Xpress Corp. (the "Company") indicated below:

            NAME:                                 ______________________________

            DATE OF GRANT OF OPTION:              ______________________________

            EXERCISE PRICE PER SHARE:             ______________________________

            NUMBER OF SHARES WITH RESPECT TO
            WHICH THE OPTION IS HEREBY EXERCISED: ______________________________

            TOTAL EXERCISE PRICE:                 ______________________________

      [ ] Enclosed with this letter is a check, bank draft or money order in the amount of the Total Exercise Price.

      [ ] I hereby agree to pay the Total Exercise Price within five business days of the date hereof and, as stated in the attached Broker's Letter, I have delivered irrevocable instructions to _________________________________ to promptly deliver to the Company the amount of sale or loan proceeds from the Shares to be issued pursuant to this exercise necessary to satisfy my obligation hereunder to pay the Total Exercise Price.

      [ ] Enclosed with this letter is a certificate evidencing unencumbered Shares (duly endorsed in blank) having an aggregate Fair Market Value (as defined in the Plan) equal to or in excess of the Total Exercise Price.

      [ ] I elect to pay the Total Exercise Price through a reduction in the number of Shares delivered to me upon this exercise of the Option as provided in Section 9 of the Plan.

      If I am enclosing Shares with this letter, I hereby represent and warrant that I am the owner of such Shares free and clear of all liens, security interests and other restrictions or encumbrances. I agree that I will pay any required withholding taxes in connection with this exercise.

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      Please issue a certificate (the "Certificate") for the number of Shares with respect to which the Option is being exercised in the name of the person indicated below and deliver the Certificate to the address indicated below:

            NAME IN WHICH TO ISSUE CERTIFICATE:        _________________________

            ADDRESS TO WHICH CERTIFICATE SHOULD BE
            DELIVERED:                                 _________________________
                                                       _________________________
                                                       _________________________
                                                       ____________

            PRINCIPAL MAILING ADDRESS FOR HOLDER OF
            THE CERTIFICATE (IF DIFFERENT FROM ABOVE):
                                                       _________________________
                                                       _________________________
                                                       _________________________
                                                       ____________

                                             Very truly yours,

                                             _______________________________
                                             Signature

                                             _______________________________
                                             Name, please print

                                             _______________________________
                                             Social Security Number

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                            __________________, 20__

Smithway Motor Xpress Corp.
2031 Quail Avenue
Fort Dodge, Iowa 50501

Ladies and Gentlemen:

            NAME OF OPTIONEE:                       ____________________________

            DATE OF GRANT OF OPTION:                ____________________________

            EXERCISE PRICE PER SHARE:               ____________________________

            NUMBER OF SHARES WITH RESPECT TO WHICH
            THE OPTION IS TO BE EXERCISED:          ____________________________

            TOTAL EXERCISE PRICE:                   ____________________________

      The above Optionee has requested that we finance the exercise of the above Option to purchase Shares of Common Stock of Smithway Motor Xpress Corp. (the "Company") and has given us irrevocable instructions to promptly deliver to the Company the amount of sale or loan proceeds from the Shares to be issued pursuant to such exercise to satisfy the Optionee's obligation to pay the Total Exercise Price.

                                                Very truly yours,

                                                ________________________________
                                                Broker Name

                                                By______________________________